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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 23, 2005

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                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-31447                              74-0694415
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)


                    1111 LOUISIANA
                    HOUSTON, TEXAS                                            77002
       (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.

         On August 23, 2005, CenterPoint Energy, Inc. issued a press release announcing the final results of an exchange offer for its outstanding $575 million principal amount 3.75% Convertible Senior Notes due 2023. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                The exhibits listed below are filed herewith.

                (c)      Exhibits.

                99.1     Press Release dated August 23, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CENTERPOINT ENERGY, INC.



Date: August 23, 2005                    By: /s/ James S. Brian
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                                                 James S. Brian
                                                 Senior Vice President and
                                                 Chief Accounting Officer

                               INDEX TO EXHIBITS

99.1     Press Release dated August 23, 2005.